Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator Equity Defined Protection ETF® – 1 Yr November

Innovator Growth-100 Power Buffer ETF™ – November

Innovator International Developed Power Buffer ETF™ – November

Innovator U.S. Equity Buffer ETF™ – November

Innovator U.S. Equity Power Buffer ETF™ – November

Innovator U.S. Equity Ultra Buffer ETF™ – November

Innovator U.S. Small Cap Power Buffer ETF™ – November

Innovator Equity Dual Directional 10 Buffer ETF™ – November

Innovator Equity Dual Directional 15 Buffer ETF™ – November

(each, a “Fund” and together, the “Funds”)

Supplement to Each Fund’s Prospectus

Dated February 27, 2026, As Supplemented to Date

October 23, 2026

As described in detail in each Fund’s prospectus, an investment in shares of each Fund is subject to an upside return cap (each, a “Cap” and together, the “Caps”) that represents the maximum percentage return an investor can achieve from an investment in such Fund over an approximately one-year period (the “Outcome Period”). The current Outcome Period will end on October 31, 2026, and each Fund will commence a new Outcome Period that will begin on November 1, 2026 and end on October 31, 2027. Each Fund’s Cap will not be determined until on or about the start of the new Outcome Period.

At the commencement of the new Outcome Period, each Fund will file a supplement to its prospectus that will include the actual Cap for the new Outcome Period. The estimated Cap ranges are subject to change and are not a guarantee of the Caps that will apply during the new Outcome Period. Changes in market conditions or other relevant factors between the date of this Supplement and the start of the new Outcome Period may cause the actual Cap to be higher or lower than, and potentially outside of, the estimated Cap ranges set forth below. Investors should consider the applicable Cap before investing or reinvesting in a Fund. As of October 23, 2026, the expected range of each Fund’s Cap is set forth below.

Fund	Ticker	Estimated Cap Range
Innovator Equity Defined Protection ETF® – 1 Yr November	ZNOV	7.74% – 9.24% (6.95% – 8.45% after taking into account the Fund’s unitary management fee)
Innovator Growth-100 Power Buffer ETF™ – November	NNOV	17.20% – 20.20% (16.41% – 19.41% after taking into account the Fund’s unitary management fee)

Innovator International Developed Power Buffer ETF™ – November	INOV	14.12% – 19.12% (13.27% – 18.27% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Buffer ETF™ – November	BNOV	19.40% – 20.90% (18.61% – 20.11% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Power Buffer ETF™ – November	PNOV	14.40% – 15.90% (13.61% – 15.11% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Ultra Buffer ETF™ – November	UNOV	13.75% – 15.25% (12.96% – 14.46% after taking into account the Fund’s unitary management fee)
Innovator U.S. Small Cap Power Buffer ETF™ – November	KNOV	16.87% – 19.87% (16.08% – 19.08% after taking into account the Fund’s unitary management fee)
Innovator Equity Dual Directional 10 Buffer ETF™ – November	DDTN	14.13% – 15.63% (13.34% – 14.84% after taking into account the Fund’s unitary management fee)
Innovator Equity Dual Directional 15 Buffer ETF™ – November	DDFN	9.81% – 11.31% (9.02% – 10.52% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference

INNOVETFSTK 10-26